EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Virtus Equity Trust
File Number: 811-945
Registrant CIK Number: 0000034273

Sub-Item 77Q3


Because the electronic format for filing Form NSAR does not provide adequate space for responding to Items 72DD1, 72DD2, 73A1, 73A2, 74U1, 74U2, 74V1, and 74V2 correctly, the correct answers are as follows:


72DD1/72DD2-
Series   2 - Class A  $1,303, Class C $0, Class I $64
Series   4 - Class A  $390, Class C $4, Class I $1
Series   5 - Class A, Class B, Class C and Class I is zero
Series   6 - Class A  $1,487, Class B $0, Class C $11, Class I $256
Series   7 - Class A, Class B, Class C and Class I is zero
Series   8 - Class A  $6,951, Class B $82, Class C $25
Series   9 - Class A, Class B, Class C and Class I is zero.
Series 10 - Class A  $195, Class C $16, Class I $1,035
Series 11 - Class A, Class B, Class C and Class I is zero
Series 12 - Class A, Class C and Class I is zero
Series 14 - Class A $3, Class B $0, Class C $1 and Class I $4
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $20,336, Class B $202, Class C $1,155
Series 17 - Class A, Class B, Class C is zero

73A1/73A2-
Series   2 - Class A  $0.0630, Class C $0, Class I $0.1130
Series   4 - Class A  $0.0530, Class C $0.0080, Class I $0.0720
Series   5 - Class A, Class B, Class C and Class I is zero
Series   6 - Class A  $0.1580, Class B is zero, Class C $0.0040, Class
I $.2160
Series   7 - Class A, Class B, Class C and Class I is zero
Series   8 - Class A  $0.2560, Class B $0.1990, Class C $0.1990
Series   9 - Class A, Class B, Class C and Class I is zero
Series 10 - Class A  $0.1400, Class C $0.0690, Class I $0.1620
Series 11 - Class A, Class B, Class C and Class I is zero
Series 12 - Class A, Class C and Class I is zero
Series 14 - Class A, Class B, Class C and Class I is zero
Series 15 - Class A, Class B, Class C and Class I is zero
Series 16 - Class A  $0.3600, Class B $0.2750, Class C $0.2750
Series 17 - Class A, Class B, Class C is zero




74U1/74U2-
Series   2 - Class A 18,230, Class C 4,715, Class I 953
Series   4 - Class A 7,010, Class C 481, Class I 9
Series   5 - Class A 5,286, Class B 251, Class C 628, Class I 0
Series   6 - Class A 8,593, Class B 635, Class C 2,414, Class I 992
Series   7 - Class A 2,174, Class B zero, Class C 108, Class I 8
Series   8 - Class A 25,848, Class B 347, Class C 124
Series   9 - Class A 6,143, Class B 489, Class C 324, Class I 86
Series 10 - Class A 3,715, Class C 229, Class I 5,327
Series 11 - Class A 2,311, Class B 269, Class C 295 and Class I 0 Series 12 - Class A 353, Class C 27, Class I 972
Series 14 - Class A 1,105, Class B 82, Class C 345 Class I 1,871 Series 15 - Class A 12,306, Class B 464, Class C 329, Class I 538 Series 16 - Class A 53,930, Class B 625, Class C 3,983
Series 17 - Class A 22,297, Class B 436, Class C 167

74V1/74V2-
Series   2 - Class A $12.44, Class C $12.17, Class I $12.44
Series   4 - Class A $6.32, Class C $6.24, Class I $6.32
Series   5 - Class A $7.66, Class B $6.12, Class C $6.11, Class I $0
Series   6 - Class A $10.15, Class B $9.73, Class C $9.72, Class I
$10.14
Series   7 - Class A $8.03, Class B $0, Class C $7.86, Class I $8.05
Series   8 - Class A $6.33, Class B $6.39, Class C $6.44
Series   9 - Class A $8.83, Class B $7.75, Class C $7.75, Class I $8.87
Series 10 - Class A $6.29, Class C $6.28, Class I $6.29
Series 11 - Class A $17.03, Class B $15.48, Class C $15.47 and Class I
$0
Series 12 - Class A $6.20, Class C $6.06, Class I $6.18
Series 14 - Class A $9.36, Class B $8.77, Class C $8.78, Class I 9.56 Series 15 - Class A $5.78, Class B $5.12, Class C $5.12, Class I 5.82 Series 16 - Class A $9.42, Class B $9.39, Class C $9.38
Series 17 - Class A $9.82, Class B $8.84, Class C $9.65